UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2015

World Energy Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34289	04-3474959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Front Street Worcester, Massachusetts	01608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 459-8100

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by World Energy Solutions, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on November 4, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EnerNOC, Inc. (“Parent”) and Wolf Merger Sub Corporation, a wholly owned subsidiary of Parent (“Merger Sub” and together with Parent, the “Offerors”), pursuant to which the Offerors commenced an offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock (the “Shares”) at a price of $5.50 per share in cash (less any required withholding taxes and without interest) (the “Offer Price”) upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 19, 2014 (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the “Offer”), filed as Exhibits (a)(1) and (a)(2), respectively, to the Tender Offer Statement on Schedule TO (as amended or supplemented from time to time) filed by Parent with the SEC on November 19, 2014.

Further, as previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on January 5, 2015, Parent issued a press release announcing the Offerors’ acceptance for payment of the Shares validly tendered prior to the expiration of the Offer and the consummation of the merger of Merger Sub with and into the Company (the “Merger”).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, immediately prior to the effective time of the Merger (the “Effective Time”), each of Edward Libbey, Thad Wolfe, Ralph Sheridan, Peter Londa, Sean Sweeney, John Fox and Philip Adams resigned from the Board of Directors, and any committees thereof, of the Company. Upon the consummation of the Merger and pursuant to the Merger Agreement, David Brewster, Neil Moses and Timothy Healy, each of whom is a director of Merger Sub, became the directors of the Company at the Effective Time.

Information about Messrs. Brewster, Moses and Healy is contained in the Offer to Purchase, which information is incorporated herein by reference.

On January 5, 2015, the executive officers of the Merger Sub as of immediately prior to the Effective Time, including Mr. Brewster, Matthew Cushing and Michael Berdik, were appointed as the officers of the Company as of the Effective Time.

The disclosure contained in the Introductory Note is incorporated herein by reference. The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement furnished as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 5, 2014.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

2.1	Agreement and Plan of Merger by and among World Energy Solutions, Inc., EnerNOC, Inc., and Wolf Merger Sub Corporation, dated November 4, 2014 (incorporated by reference from the Current Report on Form 8-K filed on November 5, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ENERGY SOLUTIONS, INC.

Date: January 5, 2015	By:	/s/ David Brewster
David Brewster
President

EXHIBIT LIST

2.1	Agreement and Plan of Merger by and among World Energy Solutions, Inc., EnerNOC, Inc., and Wolf Merger Sub Corporation, dated November 4, 2014 (incorporated by reference from the Current Report on Form 8-K filed on November 5, 2014).